UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

Atossa Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuance to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (1) the election of two Class II directors named in the proxy statement related to the Annual Meeting; (2) the ratification of the selection of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; (3) the approval of the 2020 Atossa Therapeutics, Inc. 2020 Stock Incentive Plan; (4) to conduct an advisory (non-binding) vote on the compensation of our named executive officers as described in the proxy statement related to the Annual Meeting.

The number of shares of common stock entitled to vote at the Annual Meeting was 9,130,984. The number of shares of common stock present or represented by valid proxy at the annual meeting was 6,206,823. All proposals passed. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i)	Election of two Class II Directors

The stockholders elected two Class II directors as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen J. Galli, M.D.	2,215,692	489,918	3,501,213
Richard I. Steinhart	2,201,154	504,456	3,501,213

(ii)	Ratification of Auditors

The stockholders ratified the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
5,674,903	404,566	127,354	0

(iii)	Approve the Atossa Therapeutics, Inc. 2020 Stock Option and Incentive Plan and to Increase Authorized Shares under Option Plan

The stockholders approved the 2020 Stock Incentive Plan as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,515,688	1,109,012	80,910	3,501,213

(iv)	Non-binding Vote on Executive Compensation

The stockholders approved an advisory non-binding vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,475,800	1,136,798	93,012	3,501,213

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020	Atossa Therapeutics, Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary